Fees Summary	Feb. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,347,239.10
Previously Paid Amount	0.00
Total Fee Amount	1,014.70
Total Offset Amount	0.00
Net Fee	$ 1,014.70